EXHIBIT 99.2
                                 ------------

                            A Novation Confirmation

                                                                  Exhibit 99.2


[LOGO OMITTED]  Bank of America




                             NOVATION CONFIRMATION

------------------------------------------------------------------------------

Date:       26th January 2007

To:         Countrywide Home Loans, Inc.

Attn:       Jung Kwak

Tel:        818 225 3021

Fax No.:    818 225 4001

To: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-1T1

Attn:       Matthew J. Sabino

Tel:        212 815 6093

Fax:        212 815 3986

From:       Bank of America, N.A.
            233 South Wacker Drive - Suite 2800
            Chicago, IL 60606

Tel:        (+1) 312 234 2732
Fax:        (+1) 866-255-1444

Dept:       Swaps Documentation Group

Re:         Novation Transaction

This Confirmation supersedes and replaces any and all Confirmations previously sent to you in respect of this Transaction under Our Reference Nos. 4992840 / 4992841, 4996053 / 4996054. Please make any appropriate changes to your records.

Our Reference No.:         5010911 / 5010910 (Replaces 4992840 /
                           4992841; 4996053 / 4996054)
Internal Tracking No.:     2344368 / 2344366 (Replaces 13201044 /
                           13201045; 2321050 / 2321049)

------------------------------------------------------------------------------

Dear Sir/Madam,




Incorporated in the USA with Limited Liability
Chartered under US law by the office of the Comptroller of the Currency, Charter No 13044
Head Office 101 North Tryon Street, Charlotte, North Carolina, U.S.A.

[LOGO OMITTED]  Bank of America


The purpose of this facsimile is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:


Novation Date:                          30th January 2007

Novated Amount:                         USD 65,000,000.00

Transferor :                            Countrywide Home Loans, Inc.

Transferee:                             The Bank of New York, not in its individual capacity but
                                        solely as trustee of the Supplemental Interest Trust for
                                        Alternative Loan Trust 2007-1T1

Remaining Party:                        Bank of America, N.A.

Transferee and Remaining Party:         Not Applicable


3. The terms of each Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:          17th January 2007

Effective Date of Old Transaction:      30th January 2007

Termination Date of Old Transaction:    25th May 2011

4. The terms of each New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as
Exhibit I are as follows:

Full First Calculation Period:          30th January 2007

5. Other Provisions:  None

6. Miscellaneous Provisions:

                           Non-Reliance: Applicable




Incorporated in the USA with Limited Liability
Chartered under US law by the office of the Comptroller of the Currency, Charter No 13044
Head Office 101 North Tryon Street, Charlotte, North Carolina, U.S.A.

[LOGO OMITTED]  Bank of America


7. The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us by facsimile to the attention of Global Derivative Operations (fax no. (+1) 866-255-1444).




Incorporated in the USA with Limited Liability
Chartered under US law by the office of the Comptroller of the Currency, Charter No 13044
Head Office 101 North Tryon Street, Charlotte, North Carolina, U.S.A.

[LOGO OMITTED]  Bank of America


The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

Bank of America, N.A.                    Countrywide Home Loans, Inc.



By: /s/ Luis Casas            By: /s/ Jennifer Shiley Sandefur
    -----------------------       --------------------------------
  Name: Luis Casas              Name: Jennifer Shiley Sandefur
  Title: Vice President         Title: Senior Managing Director and Treasurer
  Date:                         Date:


The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for Alternative
Loan Trust 2007-1T1


By: /s/ Michelle Penson
    -----------------------
  Name: Michelle Penson
  Title: Vice President
  Date: 1/30/07




Incorporated in the USA with Limited Liability
Chartered under US law by the office of the Comptroller of the Currency, Charter No 13044
Head Office 101 North Tryon Street, Charlotte, North Carolina, U.S.A.

BANK OF AMERICA, N.A.


TO: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-1T1


ATTN:      Matthew J. Sabino
TEL:       212 815 6093
FAX:       212 815 3986


FROM:      Bank of America, N.A.
           233 South Wacker Drive - Suite 2800
           Chicago, Illinois 60606
TEL:       (+1) 312 234 2732
FAX:       (+1) 866 255 1444

Date:      29 January 2007

Our Reference No. 5010911 / 5010910

Internal Tracking Nos. 2344368 / 2344366

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-1T1 and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of America, N.A., and "Party B" means The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-1T1.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master

Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (a) Non-Reliance. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                             For each Calculation Period, the Notional Amount shall
                                             equal the Notional Amount for such Calculation Period
                                             as detailed in the Schedule of Notional Amounts
                                             attached hereto.


Trade Date:                                  22nd January 2007

Effective Date:                              30th January 2007

Termination Date:                            25th June 2011


Fixed Amounts:

Fixed Rate Payer:                            Party B; provided, however, that the payment of the
                                             Fixed Amount to Party A is being made on behalf of
                                             Party B by Countrywide Securities, Corporation.

Fixed Rate Payer
Payment Dates:                               29 January 2007


                                                 2


Fixed Amount:                                USD 16,000.00


Floating Amounts:

Floating Rate Payer:                         Party A

Floating Rate Payer Calculation Amount:      The Notional Amount

Cap Rate I:                                  5.53000%

Cap Rate II:                                 9.03000%

Floating Rate Payer Payment
Dates:                                       Early Payments shall be applicable - 1 Business Day
                                             prior to each Floating Rate Payer Period End Date

Floating Rate Payer
Period End Dates:                            The 25th of each Month, commencing on 25 February 2006
                                             and ending on the Termination Date. No Adjustment.

Floating Amount:                             The product of (a) the Notional Amount (b) the Floating
                                             Rate Day Count Fraction and (c) the Settlement Spread
                                             which shall be calculated in accordance with the
                                             following formula:

                                             If USD-LIBOR-BBA is greater than the Cap Rate I for the
                                             applicable Calculation Period, then Settlement Spread =
                                             (USD-LIBOR-BBA - applicable Cap Rate I) provided,
                                             however, that if USD-LIBOR-BBA for any Calculation
                                             Period is greater than the Cap Rate II then the
                                             USD-LIBOR-BBA for such Calculation Period shall be
                                             deemed to be the Cap Rate II.

                                             If 1 Month USD-LIBOR-BBA is less than or equal to the
                                             Cap Rate I for the applicable Calculation Period, then
                                             Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:                          to be set

Floating Rate Option:                        USD-LIBOR-BBA

Designated Maturity:                         1 month


                                                 3


Spread:                                      None

Floating Rate Day
Count Fraction:                              30/360

Reset Dates:                                 First day of each Calculation Period.

Business Days:                               New York

Calculation Agent:                           Party A; provided, however, that if an Event of Default
                                             occurs with respect to Party A, then Party B shall be
                                             entitled to appoint a financial institution which would
                                             qualify as a Reference Market-maker to act as
                                             Calculation Agent.


3.   Form Master Agreement.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

     (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4. Recording of Conversations.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.   Credit Support Document.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

6.   Credit Support Provider.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7.   Account Details.

     Account for payments to Party A:

               USD
     NAME:     BANK OF AMERICA NA
     CITY:     NEW YORK
     ABA #:    026009593
     ATTN:     BOFAUS3N
     NAME:     BANK OF AMERICA NA
     CITY:     CHARLOTTE
     ACCT:     6550219386
     ATTN:     RATE DERIVATIVE SETTLEMENTS
     ATTN:     BOFAUS6SGDS


     Account for payments to Party B:

          The Bank of New York
          New York, NY
          ABA # 021-000-018
          GLA # 111-565
          For Further Credit: TAS A/C 501796
          Attn: Matthew J. Sabino
          Tel: 212 815 6093
          Fax: 212 815 3986


8.   Offices.

     The Office of Party A for this Transaction is:   Charlotte, North Carolina
                                                      Please send notices to
                                                      fax no. (866-218-8487)

     The Office of Party B for this Transaction is:   New York, NY

9.   Additional Provisions.

     Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either
Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii) Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

     Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-1T1 (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Confirmation solely in its capacity as trustee and not in its individual capacity under the pooling and servicing agreement dated as of January 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement") and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Confirmation, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

10.  Waiver of Right to Trial by Jury.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

11.  Eligible Contract Participant.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

12.  Notice by Facsimile Transmission.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

13.  Multibranch Party.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.

14.  USA Patriot Act Notice.

     Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.

15.  Other Provisions.

     (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth in Section 8 hereof.

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:



        Party required to         Form/Document/           Date by which to be      Covered by Section
        deliver document          Certificate              delivered                3(d) Representation


        Party A and Party B       A certificate of an      Upon the execution and   Yes
                                  authorized officer of    delivery of this
                                  the party, as to the     Confirmation
                                  incumbency and
                                  authority of the
                                  respective officers of
                                  the party signing this
                                  Confirmation


16.  Regulation AB Compliance. Party A and Party B agree that the terms of the
     Item 1115 Agreement dated as of March 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bank of America, N.A. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

     Bank of America, N.A. (the "Bank") is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North Carolina. The Bank is a wholly-owned indirect subsidiary of Bank of America Corporation and is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

Remainder of this page intentionally left blank
-----------------------------------------------

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no. (+1 866) 255 1444). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.



By:  /s/ Luis Casas
     --------------------------------------
     Name: Luis Casas
     Title: Vice President


Confirmed as of the date above:

The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-1T1


By:  /s/ Michelle Penson
     --------------------------------------
     Name: Michelle Penson
     Title: Vice President

                        SCHEDULE A TO THE CONFIRMATION
                        ------------------------------
                        Our Ref. Nos.: 5010911 5010910

            1/30/2007             2/25/2007            65,000,000.00
            2/25/2007             3/25/2007            64,604,420.58
            3/25/2007             4/25/2007            64,055,853.81
            4/25/2007             5/25/2007            63,355,543.73
            5/25/2007             6/25/2007            62,505,168.87
            6/25/2007             7/25/2007            61,506,842.72
            7/25/2007             8/25/2007            60,363,112.20
            8/25/2007             9/25/2007            59,076,954.12
            9/25/2007             10/25/2007           57,651,769.61
            10/25/2007            11/25/2007           56,091,376.42
            11/25/2007            12/25/2007           54,399,999.24
            12/25/2007            1/25/2008            52,582,257.85
            1/25/2008             2/25/2008            50,643,153.31
            2/25/2008             3/25/2008            48,745,304.01
            3/25/2008             4/25/2008            46,888,025.16
            4/25/2008             5/25/2008            45,070,643.32
            5/25/2008             6/25/2008            43,292,496.19
            6/25/2008             7/25/2008            41,552,932.44
            7/25/2008             8/25/2008            39,851,311.51
            8/25/2008             9/25/2008            38,187,003.45
            9/25/2008             10/25/2008           36,559,388.72
            10/25/2008            11/25/2008           34,967,858.08
            11/25/2008            12/25/2008           33,411,812.32
            12/25/2008            1/25/2009            31,890,662.19
            1/25/2009             2/25/2009            30,403,828.18
            2/25/2009             3/25/2009            28,950,740.39
            3/25/2009             4/25/2009            27,530,838.33
            4/25/2009             5/25/2009            26,143,570.83
            5/25/2009             6/25/2009            24,788,395.81
            6/25/2009             7/25/2009            23,464,780.19
            7/25/2009             8/25/2009            22,172,199.72
            8/25/2009             9/25/2009            20,910,138.83
            9/25/2009             10/25/2009           19,678,090.49
            10/25/2009            11/25/2009           18,475,556.06
            11/25/2009            12/25/2009           17,302,045.17
            12/25/2009            1/25/2010            16,157,075.59
            1/25/2010             2/25/2010            15,040,173.05
            2/25/2010             3/25/2010            13,950,871.17
            3/25/2010             4/25/2010            12,888,711.27
            4/25/2010             5/25/2010            11,853,242.29
            5/25/2010             6/25/2010            10,844,020.64
            6/25/2010             7/25/2010             9,860,610.09
            7/25/2010             8/25/2010             8,902,581.64
            8/25/2010             9/25/2010             7,969,513.38
            9/25/2010             10/25/2010            7,060,990.42
            10/25/2010            11/25/2010            6,176,604.74
            11/25/2010            12/25/2010            5,315,955.09

            12/25/2010            1/25/2011             4,478,646.87
            1/25/2011             2/25/2011             3,664,292.02
            2/25/2011             3/25/2011             2,872,508.91
            3/25/2011             4/25/2011             2,102,922.26
            4/25/2011             5/25/2011             1,355,163.01
            5/25/2011             6/25/2011              628,868.20